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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (File Nos. 333-100646, 333-87945, 333-60606, 333-47784, 333-29537, 333-29529,
333-90410 and 333-109744) of Callon Petroleum Company of our report dated March 3, 2004, with respect to the 2003 and 2002 consolidated financial statements of Callon Petroleum Company included in this Form 10-K for the year ended December 31, 2003.

                                              Ernst & Young LLP

New Orleans, Louisiana
March 15, 2004